EXHIBIT 10.106

AIM ImmunoTech Inc

604 Main Street

Riverton, NJ 08077

DATE: October 4, 2023

604 Associates LLC

701 Bank Avenue

Riverton, NJ 08077

Attn: Lawrence R Antonucci

Re: Lease Renewal

Dear Larry,

This letter is in response to your email dated September 26, 2023. We accept the $150 increase in base rent and would like to renew the lease on the property at the above address for another one-year (12 month) term as defined in Section 1(b) of the current lease Our current lease extension expires on April 30, 2024. As of May 1, 2024, through April 30, 2025 our monthly rent will be $3,000.

If you agree, please sign below.

Sincerely,

/s/ Peter W. Rodino

Peter W. Rodino, III

COO & General Counsel

/s/ Lawrence R Antonucci

Lawrence R. Antonucci

Corporate Headquarters
2117 SW Highway 484, Ocala FL 34473		t: 352-448-7797	f: 352-480-4620
Human Resources and Administration
604 Main Street, Riverton NJ 08077		t: 352-448-7797	f: 352-480-4620
Operations, Research and Development
671A US-1 South, North Brunswick, NJ 08902	www.aimimmuno.com	t: 732-249-3250	f: 732-249-6895